SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 21, 2002
                                                        ------------------

                               KOGER EQUITY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                 (State or Other Jurisdiction of Incorporation)


              1-9997                               59-2898045
    (Commission File Number)            (IRS Employer Identification No.)

            433 PLAZA REAL, SUITE 335
               BOCA RATON, FLORIDA                             33432
     (Address of Principal Executive Offices)               (Zip Code)

                                 (561) 395-9666
              (Registrant's Telephone Number, Including Area Code)

                                       NA
         (Former Name or Former Address, if Changed Since Last Reports)

Item 9.  Regulation FD Disclosure

Koger Equity, Inc. announced results for the fourth quarter and year ended December 31, 2001, as more particularly described in its News Release, dated February 21, 2002, and related Supplemental Information, dated December 31, 2001, on the Company's web site, a copy of which is attached hereto as Exhibit 99(a) and by this reference made a part hereof.

Koger Equity, Inc. also announced a quarterly dividend of $.35 per share payable on May 2, 2002, to shareholders of record on March 31, 2002, as more particularly described in its News Release, dated February 21, 2002, a copy of which is attached hereto as Exhibit 99(b) and by this reference made a part hereof.

     For more information on Koger Equity, Inc., contact the company at 904-538-8871 or visit its Web site at www.koger.com.


Item 7.   Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit
         Number   Description of Exhibit

           99(a) Koger Equity, Inc. News Release, dated February 21, 2002, and related Supplemental Information, dated December 31, 2001.

           99(b)  Koger Equity, Inc. News Release, dated February 21, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                     KOGER EQUITY, INC.




      Dated:  February 25, 2002      By:           s/James L. Stephens
                                            ------------------------------------
                                                       James L. Stephens
                                     Title:           Vice President and
                                                   Chief Accounting Officer

                                  EXHIBIT INDEX

The following designated exhibits are filed herewith:

         Exhibit
         Number   Description of Exhibit

           99(a) Koger Equity, Inc. News Release, dated February 21, 2002, and related Supplemental Information, dated December 31, 2001.

           99(b)  Koger Equity, Inc. News Release, dated February 21, 2002.